                                                                   EXHIBIT 10.18

                                 UROGEN CORP.

                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT

          THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT (the "Agreement") is made as of January 21, 2000 by and among UroGen Corp., a Delaware corporation (the "Company"), with its principal office at 10835 Altman Row, Suite 150, San Diego, California 92121 and the investors whose names appear on the Schedule of Investors attached hereto as Exhibit A (the "Investors").
                             ---------

                                   ARTICLE I

                     Purchase of Common Stock and Warrants

          1.1  Units.  Subject to the terms and conditions hereof, the Company
               -----
will issue and sell to each Investor, and each Investor will each purchase from the Company, severally, the number of investment units (the "Units") set forth opposite such Investor's name on the Schedule of Investors. Each Unit consists of two (2) shares (the "Shares") of the Company's Common Stock (the "Common Stock"), and the right to purchase one share of Common Stock at $0.75 per share. The foregoing rights shall be aggregated for each Investor and represented by a warrant (each a "Warrant," and collectively, the "Warrants") to purchase such shares (the "Warrant Shares"), in substantially the form attached hereto as Exhibit B. The maximum aggregate number of Units issuable hereunder is
---------
1,456,954 Units.

          1.2  Allocation of Purchase Price.  The purchase price payable by each
               ----------------------------
Investor for the Units to be purchased hereunder (the "Purchase Price") shall be equal to the number of Units to be purchased by that Investor multiplied by $1.51, as set forth opposite such Investor's name on the Schedule of Purchasers. The Purchase Price paid for each Unit shall be allocated as follows: (i) $0.75 of each Unit shall be allocated to each Share contained in such Unit, and (ii) $0.01 of each Unit shall be allocated to the right to purchase one share of Common Stock represented by the Warrant.

          1.3  Obligations of Investors.  The obligations of the Investors
               ------------------------
hereunder are several and not joint.

                                  ARTICLE II

                             Closing and Delivery

          2.1  Place and Date of Closing.  The initial closing of the
               -------------------------
transactions provided for herein (the "Closing") will be held at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304 at 10:00 a.m. on January 21, 2000 (the "Closing Date") or at such other time and place as the parties shall mutually agree.

          2.2  Subsequent Closings.  The Company may, at its option, schedule
               -------------------
additional closings (the "Additional Closings") after the first Closing has been completed on such date or dates as the Company may determine, but not later than February 29, 2000. The date of each Additional Closing is hereinafter referred to as an "Additional Closing Date." The first Closing and each Additional Closing are sometimes referred to herein individually as a "Closing," and the first Closing Date and each Additional Closing Date are sometimes referred to herein individually as a "Closing Date." At each Additional Closing, the Company shall prepare a revised Schedule of Investors to include any additional Investors, and each such additional Investor shall execute a signature page to this Agreement.

          2.3  Delivery.  At the Closing, the Company will deliver to each
               --------
Investor (i) a certificate representing the number of Shares set forth opposite such Investor's name on the Schedule of Investors and (ii) a Warrant to purchase the number of Warrant Shares set forth opposite such Investor's name on the Schedule of Investors. Each Investor shall deliver to the Company the Purchase Price set forth opposite such Investor's name on the Schedule of Investors by check or by wire transfer.

                                  ARTICLE III

                 Representations and Warranties of the Company

          The Company hereby represents and warrants to each Investor as follows:

          3.1  Organization and Standing.  The Company is a corporation duly
               -------------------------
organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted.

          3.2  Corporate Power.  The Company will have at the Closing all
               ---------------
requisite legal and corporate power to execute and deliver this Agreement, to issue the Common Stock, the Warrants and the Warrant Shares and to carry out and perform its obligations under the terms of this Agreement.

          3.3  Authorization.  All corporate action on the part of the Company,
               -------------
its officers, directors and stockholders that is necessary for the authorization, execution and delivery of this Agreement by the Company, for the performance of the Company's obligations hereunder, and for the authorization, issuance and delivery of the Common Stock, the Warrants and the Warrant Shares, has been taken or will be taken prior to the Closing. This Agreement and the Warrants, when executed and delivered, shall constitute the legal and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to judicial principles respecting election of remedies or limiting the availability of specific performance, injunctive relief, and other equitable remedies, and bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights.

          3.4  Capitalization.
               --------------

               (a) As of December 31, 1999, the authorized capital stock of the Company consisted of 40,000,000 shares of Common Stock, of which 12,104,101 shares were issued and outstanding; and 5,000,000 shares of preferred stock ("Preferred Stock"), of which 40,000 shares have been designated Series A Preferred Stock, of which 5,830 shares were issued and outstanding; 10,000 shares have been designated Series B Preferred Stock, of which 2,998 shares were issued and outstanding; and 17,000 shares have been designated Series C Preferred Stock, of which no shares were issued or outstanding. The Series A Preferred Stock converts to Common Stock on a 1,000-to-1 basis. The Series B and C Preferred Stock convert to Common Stock based upon the fair market value of the Common Stock at the date of conversion. All issued and outstanding shares of Common Stock and Preferred Stock have been duly authorized and validly issued, and are fully paid and non-assessable. The Company has agreed to repay certain indebtedness to Baxter Healthcare Corporation, under a Credit Agreement dated July 8, 1998, in shares of Series B Preferred Stock. As of December 31, 1999, the amount of such indebtedness was $1,876,003, which will convert into 1,876 shares of Series B Preferred Stock. In addition, Baxter is obligated to purchase shares of Series C Preferred Stock upon the Company's achievement of certain milestones.

               (b) As of December 31, 1999, the Company had reserved 5,172,668 shares of Common Stock for issuance to employees, officers, directors and consultants of the Company, as may be determined by the Company's Board of Directors from time to time under the Company's 1995 Stock Plan, as amended, and 1999 Stock Plan (the "Option Plans"). As of December 31, 1999, options to purchase 3,341,183 shares of Common Stock were outstanding. As of December 31, 1999, there were no outstanding rights, options, warrants, preemptive rights, conversion rights, rights of first refusal or similar rights or agreements, oral or written, for the purchase or acquisition from the Company of any shares of its capital stock or any other securities, except for outstanding options under the Option Plans and the following warrants: (i) in 1997, the Company issued a warrant, expiring in July 2001, to purchase 200,000 shares of Common Stock at $0.05 per share to an officer of the Company; (ii) in July 1998, in connection with the issuance of convertible debt, the Company issued warrants, expiring in July 2005, to purchase 515,000 shares of Common Stock at $0.74 per share; (iii) in April 1999, in connection with the issuance of additional convertible debt, the Company issued warrants, expiring in April 2006, to purchase 1,333,333 shares of Common Stock at $0.30 per share; (iv) in October 1999, in connection with a capital lease line, the Company issued warrants, expiring in October 2006, to purchase 250,000 shares of Common Stock at $0.30 per share; (v) in connection with a guaranty provided by Baxter, the Company has committed to issue warrants to Baxter, expiring in January 2007, to purchase 500,000 shares of Common Stock at $0.30 per share.

               (c) Validity of Securities; Reservation of Shares.  The Shares
                   ---------------------------------------------
and Warrants, when issued, sold and delivered in accordance with the terms of this Agreement, and the Warrant Shares, when issued, sold and delivered in accordance with the terms of the Warrants, will be duly authorized, validly issued, fully paid and nonassessable and will be free and clear of any liens or encumbrances; provided, however, that each of the Shares, the Warrants or the
              --------  -------
Warrant Shares may be subject to restrictions on transfer to the extent provided herein or under state and/or federal securities laws. Based in part upon the representations of the Investors in this Agreement, the offer, sale and issuance of the Shares and the Warrants (and the Warrant Shares) will be in compliance with all applicable federal and state securities laws. The Company has reserved 1,456,954 shares of Common Stock for exercise of the Warrants issued hereunder. The Company covenants that, so long as any Warrants remain outstanding, it will at all times reserve and keep available, solely for issuance to the holders of the Warrants in accordance with this Agreement, sufficient shares of Common Stock issuable upon exercise of the Warrants. If at any time the number of authorized but unissued shares of Common Stock is not sufficient to effect the issuances contemplated by this Agreement, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

          3.5  Governmental Consent, etc. No consent, approval or authorization
               --------------------------
of or designation, declaration or filing with any state or federal governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Shares and the Warrants (and the Warrant Shares), or the consummation of any other transaction contemplated hereby (excluding Article VI hereof), except the qualification (or the taking of such action as may be necessary to secure an exemption from qualification, if available), under the California Corporate Securities Law and other applicable blue sky laws, of the offer and sale of the Shares and Warrants (and the Warrant Shares), which qualification, if required, will be accomplished in a timely manner prior to or promptly upon completion of the Closing.

          3.6  SEC Documents; Parent Financial Statements.  The Company has
               ------------------------------------------
furnished or made available to the Investors true and complete copies of all reports or registration statements filed by it with the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934 (the "Exchange Act") since January 1, 1999, all in the form so filed (all of the foregoing being collectively referred to as the "SEC Documents"), which are all the documents (other than preliminary materials) that the Company was required to file with the SEC since such date. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a document subsequently filed with the SEC. The financial statements of the Company, including the notes thereto, included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles consistently applied (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and present fairly the consolidated financial position of the Company at the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal recurring adjustments). There has been no change in the Company's accounting policies except as described in the notes to the Financial Statements.

          3.7  No Material Adverse Change.  Since the date of the balance sheet
               --------------------------
included in the Company's most recently filed report on Form 10-QSB or Form 10-KSB, the Company has conducted its business in the ordinary course and there has not occurred: (a) any material adverse change in the financial condition, liabilities, assets or business of the Company; (b) any amendment or change in the Certificate of Incorporation or Bylaws of the Company; or (c) any damage to, destruction or loss of any assets of the Company (whether or not covered by insurance) that materially and adversely affects the financial condition or business of the Company.

          3.8  Litigation.  There is no action, suit, proceeding, claim,
               ----------
arbitration or investigation pending, or as to which the Company has received any notice of assertion against the Company, which in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement.

                                   ARTICLE IV

                Representations and Warranties of the Investors

          Each Investor represents and warrants to the Company, as of the Closing Date and upon exercise of any Warrants, as follows (the Shares, the Warrants and the Warrant Shares are collectively referred to as the "Securities"):

          4.1  Authorization.  All action on the part of the Investor for the
               -------------
authorization, execution, delivery and performance by the Investor of this Agreement has been taken, and this Agreement constitutes a valid and binding obligation of the Investor, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights.

          4.2  Experience/Risk.  The Investor is experienced in evaluating and
               ---------------
investing in new companies such as the Company. The Investor is a sophisticated investor with such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of a prospective investment in the Securities and of bearing the economic risks of such investment.

          4.3  Investment.  The Investor is acquiring the Securities for
               ----------
investment for its own account and not with a view to, or for resale in connection with, any distribution. The Investor understands that the Securities to be acquired have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act that depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

          4.4  Restricted Securities.  The Investor acknowledges that the
               ---------------------
Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. The Investor is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, in case the Investor has held the Securities for less than two years or is an affiliate of the Company, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the Securities to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker," and the number of Securities being sold during any three-month period not exceeding specified limitations.

          4.5  Limited Public Market.  The Investor understands that only an
               ---------------------
extremely limited public market now exists for the Common Stock, that no public market exists for the other Securities issued by the Company and that a public market for the Common Stock may not develop or be sustained sufficiently to permit the resale of the Securities.

          4.6  Access to Data.  The Investor has had an opportunity to discuss
               --------------
the Company's business, management and financial affairs with the Company's management. The Investor understands that such discussions, as well as the written information issued by the Company, were intended to describe the aspects of the Company's business and prospects which it believes to be material but were not necessarily a thorough or exhaustive description.

          4.7  Accredited Investor Status.  The Investor currently does and will
               --------------------------
as of the Closing Date qualify as an "accredited investor" within the meaning of Regulation D (17 C.F.R. (S) 230.501) of the rules and regulations promulgated under the Securities Act.

          4.8  Government Consents.  No consent, approval or authorization of or
               -------------------
designation, declaration or filing with any state, federal or foreign governmental authority on the part of the Investor is required in connection with the valid execution and delivery of this Agreement by the Investor and the consummation by the Investor of the transactions contemplated hereby.

          4.9  Legends.  Each certificate representing the Securities shall be
               -------
endorsed with the following legend (in addition to any legend required under applicable state securities laws):

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENT OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE ACQUISITION OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.


The Company need not record, and may instruct its transfer agent not to record, a transfer of Securities, unless the conditions specified in the foregoing legend are satisfied.

                                   ARTICLE V

                  Transfer Restrictions; Rights as Stockholder

     5.1  Restrictions on Transfer.  Each Investor acknowledges that the
          ------------------------
Securities may not be transferred or assigned in whole or in part without (i) the prior written consent of the Company and (ii) compliance with applicable federal and state securities laws; provided, however, that the Securities may be
                                   --------  -------
transferred without the prior written consent of the Company in the following transactions:

          (a) A transfer of Securities in whole by a holder who is a natural person during such holder's lifetime or on death by will or intestacy to such holder's immediate family or to any custodian or trustee for the account of such holder or such holder's immediate family. As used herein, "immediate family" shall mean spouse, lineal descendant, father, mother, brother, or sister of the holder.

          (b) A transfer of Securities in whole to the Company or to any stockholder of the Company.

          (c) A transfer of Securities in whole or in part to a person who, at the time of such transfer, is, or is an affiliate of, an officer or director of the Company.

          (d) A transfer of Securities in whole but not in part pursuant to and in accordance with the terms of any merger, consolidation, reclassification of shares or capital reorganization of a corporate stockholder or pursuant to a sale of all or substantially all of the stock or assets of a corporate stockholder.

          (e) A transfer of Securities in accordance with Rule 144 under the Securities Act.

          (f) A transfer of Securities by a holder which is a limited or general partnership to any of its partners or former partners.

          (g) A transfer of Securities which is registered under the Securities Act.

     5.2  No Rights or Liability as a Stockholder.  The Warrants shall not
          ---------------------------------------
entitle the holder thereof to any voting rights or other rights as a stockholder of the Company. No provisions of the Warrants, in the absence of affirmative action by the holder thereof to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder as a stockholder of the Company.

                                   ARTICLE VI

                              Registration Rights

     6.1  Registrable Securities.  The Shares and the Warrant Shares shall be
          ----------------------
deemed "Registrable Securities," and the holders of such shares (the "Holders") shall be entitled to registration rights with respect thereto as set forth in this Article VI.

     6.2  Registration.  The Company shall use commercially reasonable efforts
          ------------
to cause the Registrable Securities held by each Holder to be registered under the Securities Act so as to permit the resale thereof, and in connection therewith shall use all commercially reasonable efforts to prepare and file with the Securities and Exchange Commission (the "SEC") on or before 90 days after the date hereof, and shall use commercially reasonable efforts to cause to become effective as soon as practicable thereafter, a registration statement under the Securities Act covering the Registrable Securities; provided, however,
                                                              --------  -------
that each Holder shall provide all such information and materials to the Company and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the SEC and to obtain any desired acceleration of the effective date of such registration statement. Such provision of information and materials is a condition precedent to the obligations of the Company to such Holder pursuant to this Article VI. The Company shall not be required to effect more than one (1) registration under this Article VI.

     6.3  Company Obligations.  The Company shall (i) for the Shares and the
          -------------------
Warrant Shares, keep the registration statement filed in accordance with Section
6.2 hereof effective until the earlier of (A) two years after the registration statement has been declared effective by the SEC or (B) such time as no Holders shall own any Shares; (ii) forthwith prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities proposed to be registered in such registration statement; (iii) furnish to each Holder such number of copies of any prospectus (including any preliminary prospectus and any amended or supplemented prospectus) in conformity with the requirements of the Securities Act, and such other documents, as each Holder may reasonably request in order to effect the offering and sale of the shares of the Registrable Securities to be offered and sold, but only while the Company shall be required under the provisions hereof to cause the registration statement to remain current; (iv) provide a CUSIP number, transfer agent and registrar for all Registrable Securities; and (v) use its commercially reasonable efforts to register or qualify the shares of the Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each Holder shall reasonably request (provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction where it has not been qualified). The Company agrees to pay to each Holder an amount equal to $0.00075 per Unit held by such Holder for each day that the Company has failed to have filed a registration statement as required by Section 6.2 hereof beyond 90 days after the date hereof.

     6.4  Underwriting.  If the distribution of the Registrable Securities
          ------------
covered by a registration pursuant to this Article VI is to be effected by means of a firm commitment underwriting, the right of any Holder to include Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein.

          (a) The Company (together with all Holders proposing to distribute their securities through such underwriting) shall enter into an underwriting agreement in customary form with a managing underwriter of nationally recognized standing selected for such underwriting by the Company but subject to the approval of a majority in interest of the Holders, which approval shall not unreasonably be withheld. Notwithstanding any other provision of this Article VI, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, then the underwriters may limit the number of shares of Registrable Securities that may be included in the registration and underwriting, provided that no shares other than Registrable Securities are included in such registration and underwriting. The shares so limited shall be allocated among Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The Registrable Securities so withdrawn from such underwriting shall also be withdrawn from registration; provided, however, that if by the
                                           --------  -------
withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation as set forth above.

          (b) If the managing underwriter has not limited the number of Registrable Securities to be underwritten in any registration requested pursuant to Section 6.2, the Company may include securities for its own account or for the account of others in such registration if the managing underwriter so agrees and if the number of Registrable Securities held by Holders which would otherwise have been included in such registration and underwriting will not thereby be limited. The inclusion of such shares shall be on the same terms as for the Registrable Securities, subject to the following sentence. In the event that the managing underwriter excludes some of the securities to be registered pursuant to Section 6.2, the securities to be sold for the account of the Company and any other holders shall be excluded in their entirety prior to the exclusion of any Registrable Securities.

     6.5  Selling Procedures.  Any sale of Registrable Securities pursuant to
          ------------------
the registration statement filed in accordance with Section 6.2 hereof shall be subject to the following conditions and procedures:

          (a) Updating the Prospectus.  If the distribution of the Registrable
              -----------------------
Securities covered by a registration pursuant to this Article VI is not to be effected by means of a firm commitment underwriting, and if the Company informs the selling Holders that the registration statement or final prospectus then on file with the SEC is not current or otherwise does not comply with the Securities Act, the Company shall use commercially reasonable efforts to provide to the selling Holders a current prospectus that complies with the Securities Act on or before the date of the intended sale of the Registrable Securities; provided, however, that no more than once during any one hundred eighty-day
--------  -------
period (the "Information Delay Period"), the Company shall have the right to delay the preparation of a current prospectus that complies with the Securities Act for up to forty-five (45) days, if the Board of Directors of the Company, acting in good faith, determines that there exists material nonpublic information about the Company which the Board does not wish to disclose in a registration statement (due to the fact that such disclosure may not be in the best interests of the Company's stockholders), which information would otherwise be required by the Securities Act to be disclosed in the registration statement to be filed pursuant to Section 6.2 above;

          (b) General.  Notwithstanding the foregoing, the Company shall notify
              -------
each Holder (A) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the registration statement for amendments or supplements to the registration statement or related prospectus or for additional information relating to the registration statement,
(B) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (D) of the happening of any event which makes any statement made in the registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the registration statement or prospectus so that, in the case of the registration statement, it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such event, the Company may suspend use of the prospectus on written notice to each Holder, in which case each Holder shall not dispose of Registrable Securities covered by the registration statement or prospectus until copies of a supplemented or amended prospectus are distributed to the Holders or until the Holders are advised in writing by the Company that the use of the applicable prospectus may be resumed. The Company shall use its commercially reasonable efforts to ensure that the use of the prospectus may be resumed as soon as practicable. The Company shall use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the securities for sale in any jurisdiction. The Company shall, upon the occurrence of any event contemplated by clause (D), forthwith prepare a supplement or post-effective amendment to the registration statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     6.6  Expenses.  The Company shall reimburse, in an amount not to exceed
          --------
$25,000, the out-of-pocket expenses of the Holders incurred, other than underwriting or selling discounts and commissions, in connection with the registration of Registrable Securities pursuant to this Article VI including, without limitation, all SEC, National Association of Securities Dealers, Inc. and blue sky registration and filing fees, printing expenses, transfer agents' and registrars' fees, and the reasonable fees and disbursements of the Company's outside counsel and the Company's independent accountants.

     6.7  Indemnification.
          ---------------

          (a) In connection with any registration pursuant to this Article VI, the Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration has been effected pursuant to this Agreement, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon information furnished to the Company by such Holder or controlling person, provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus on file with the Commission at the time the registration statement becomes effective or the amended prospectus is filed with the Commission pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any Holder, if a copy of the Final Prospectus was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act, and if the Final Prospectus would have cured the defect giving rise to the loss, liability, claim or damage.

          (b) Each Holder will indemnify the Company, each of its directors and officers, other holders of the Company's securities covered by such registration statement, each person who controls the Company within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such other Holder within the meaning of
Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Holder, and will reimburse the Company, such other Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance information furnished to the Company by such Holder.

          (c) Each party entitled to indemnification under this Section 6.7 (an "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action, and provided further that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses; provided, that the Indemnifying Party shall remain liable for reasonable legal expenses of one counsel for the Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (d) Notwithstanding the foregoing, to the extent that provisions relating to indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering pursuant to Section 6.4 are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

                                  ARTICLE VII

                     Additional Covenants of the Investors

     7.1  Voting.  Until such time as an Investor holds securities of the
          ------
Company representing less than 5% of the total outstanding voting stock of the Company, such Investor shall: (i) take such all action necessary or appropriate such that all voting stock owned by such Investor and its affiliates are voted (in person or by proxy) (A) for the nominees to the Company's Board of Directors nominated and recommended to the Company's stockholders by the Company management, and (B) on all other matters to be voted on by the Company's stockholders, in such manner as is recommended by the Company's management to the stockholders; and (ii) be present, in person or by proxy, at all duly held meetings of the stockholders of the Company so that all voting stock held by such Investor may be counted for purposes of determining the presence of a quorum at such meetings.

     7.2  Voting Trusts.  Except as consented to by the Company in writing, no
          -------------
Investor shall deposit any voting stock of the Company owned by it in a voting trust or subject any such stock to any similar arrangement or agreement with respect to the voting of such stock.

     7.3  Solicitation of Proxies.  Without the Company's prior written consent,
          -----------------------
no Investor shall solicit proxies with respect to any voting stock of the Company, nor become a "participant" in any "election contest" as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act relating to the election of directors of the Company.

     7.4  Acts in Concert with Others.  Except as permitted in writing by the
          ---------------------------
Company, no Investor shall join any group or otherwise act in concert with any third person for the purpose of acquiring, holding or disposing of voting stock of the Company.

                                  ARTICLE VIII

                                 Miscellaneous

     8.1  Waivers and Amendments.  With the written consent of the holders of a
          ----------------------
majority of the Shares and Warrant Shares, the obligations of the Company and the rights of the holders of Securities under this Agreement or the Warrants may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its board of directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or the Warrants; provided, however, that (i) all persons
                                   --------  -------
affected by such waiver or supplemental agreement are treated in the same manner, unless the record or beneficial holders of all Securities consent to such amendment or supplemental agreement, and (ii) no such waiver or supplemental agreement shall reduce the above percentage of holders of Shares and Warrant Shares which is required to consent to any waiver or supplemental agreement, without the consent of the record or beneficial holders of all Securities. Upon the effectuation of each such waiver, consent, agreement, amendment or modification the Company shall promptly give written notice thereof to the record holders of Securities who have not previously consented thereto in writing. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing.

     8.2  Governing Law.  This Agreement shall be governed in all respects by
          -------------
the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

     8.3  Survival.  The representations, warranties, covenants and agreements
          --------
made herein shall survive the execution and delivery of this Agreement and the sale of the Shares and the Warrants.

     8.4  Successors and Assigns.  Except as otherwise expressly provided
          ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     8.5  Entire Agreement.  This Agreement and the other documents delivered
          ----------------
pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     8.6  Severability.  In case any provision of this Agreement shall be
          ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     8.7  California Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH
          -----------------------------------
ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     8.8  Titles and Subtitles.  The titles of the paragraphs and subparagraphs
          --------------------
of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     8.9  Delays or Omissions.  It is agreed that no delay or omission to
          -------------------
exercise any right, power or remedy accruing to the Investor, upon any breach or default of the Company under this Agreement or the Warrants, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by the Investor of any breach or default under this Agreement, or any waiver by the Investor of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Investor, shall be cumulative and not alternative.

     8.10 Notices.  Any notice or report required in this Agreement or permitted
          -------
to be given shall be given by depositing the same in the United States mail, postage prepaid and addressed to the parties as follows: (i) if to the Company, to the attention of the President at the Company's principal address set forth on the first page hereof, with a copy to Herbert P. Fockler, Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304, and (ii) if to an Investor, to such Investor at such Investor's address as set forth on the Schedule of Investors.

     8.11 Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.



                     [This space intentionally left blank]

     IN WITNESS WHEREOF, the parties have caused this Common Stock and Warrant Purchase Agreement to be duly executed and delivered as of the date first written above.

  THE COMPANY:                      UROGEN CORP.

                                    By:________________________________________
                                       Robert E. Sobol, M.D.
                                       President and Chief Executive Officer



  THE INVESTORS:                    INVESTOR

                                    By:________________________________________
                                       Name: ((FirstName)) ((LastName))
                                             --------------------------
                                       Title:__________________________________





        [Signature Page to Common Stock and Warrant Purchase Agreement]

                                   EXHIBIT A

                             SCHEDULE OF INVESTORS

Name and Address of Investor          Aggregate        Number of     Number of       Number of
                                      Purchase         Units         Shares of       Warrant
                                      Price                          Common          Shares
                                                                     Stock
Aries Domestic Fund, L.P.            $  256,767.95     170,045       340,090         170,045
787 7/th/ Avenue, 48/th/ Floor
New York, NY 10019
Attn: David M. Tanen

Aries Domestic Fund II, L.P.         $   39,933.46      26,446        52,892          26,446
787 7/th/ Avenue, 48/th/ Floor
New York, NY 10019
Attn: David M. Tanen

The Aries Master Fund                $  565,801.53     374,703       749,406         374,703
Attn: David M. Tanen

Lindsay A. Rosenwald, M.D.           $   49,999.12      33,112        66,224          33,112
441 West End Avenue, #8A
New York, NY 10024

Mark C. Rogers, M.D.                 $   24,999.50      16,556        33,112          16,556
787 7/th/ Avenue, 48/th/ Floor
New York, NY 10019

Wayne Rubin                          $   12,499.78       8,278        16,556           8,278
1022 Loft Road
Woodmere, NY 11598

David Jaroslawicz                    $   49,999.12      33,112        66,224          33,112
140 Riverside Drive, 10H
New York, NY 10024

EGM Medical Technology Fund,         $  150,000.30      99,338       198,676          99,338
 L.P.
1 Embarcadero Center, Suite 2410
San Francisco, CA 94111
Attn: Marc Pentopoulus

                                     -A1-

Name and Address of Investor          Aggregate        Number        Number of       Number of
                                      Purchase         of            Shares of       Warrant
                                      Price            Units         Common          Shares
                                                                     Stock
EGM Medical Technology                $  100,000.20        66,225      132,451          66,225
 Offshore Fund
1 Embarcadero Center, Suite 2410
San Francisco, CA 94111
Attn: Marc Cohen

Stephen Alexander Consultants,        $  400,000.00       264,901      529,801         264,901
 LLC
611 Druid Road East, Suite 200
Clearwater, FL 33756
Attn: Paul Watson

Perceptive Life Sciences, L.P.        $  100,000.50        66,225      132,451          66,225
850 Third Avenue, 8/th/ Floor
New York, NY 10022
Attn: Joseph Edelman

Wayne Rothbaum                        $  277,085.00       183,500      367,000         183,500
215 West 95/th/ Street, Apt. 17D
New York, NY 10025

Mitchell Silber                       $  226,500.00       150,000      300,000         150,000
345 East 69/th/ Street, PH-A
New York, NY 10021

Steven Oliveira                       $  125,000.00        82,781      165,563          82,781
4 Piper Court
Blauvelt, NY 10913

Joseph E. Edelman                     $  100,000.50        66,225      132,451          66,225
322 Central Park West, #3C
New York, NY 10025

Sven Borho                            $   75,000.00        49,669       99,338          49,669
5 East 22/nd/ Street, 18B
New York, NY 10010

John Nicholson                        $   25,001.00        16,557       33,114          16,557
21 East 87/th/ Street, 12D
New York, NY 10128

                                     -A2-

Name and Address of Investor          Aggregate        Number        Number of       Number of
                                      Purchase         of            Shares of       Warrant
                                      Price            Units         Common          Shares
                                                                     Stock
Joshua Stern                          $   25,000.00     16,556         33,113         16,556
350 West 24/th/ Street, Apt. #21D
New York, NY 10011

Mark Simon                            $   50,000.00     33,113         66,226         33,113
650 Park Avenue, Apt. 20A
New York, NY 10021

Victor W. Schmitt                     $   25,000.00     16,556         33,113         16,556
714 Birch Road
Lake Bluff, IL 60044

TOTAL                                 $2,678,587.96

                                     -A3-

                                   EXHIBIT B

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT AND IS IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON THEIR TRANSFER PURSUANT TO TERMS SET FORTH IN THIS WARRANT.

No. W-((Number))                                      Warrant to Purchase Shares
                                                                 of Common Stock
                                                         (Subject to Adjustment)


                                 UROGEN CORP.
                                 ------------

                         COMMON STOCK PURCHASE WARRANT
                          Void after January 21, 2005

UroGen Corp., a Delaware corporation (the "Company"), hereby certifies that, for value received, ((FirstName)) ((LastName)), or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 p.m. Pacific time, on January 21, 2005 (the "Expiration Time"), ((Numberofshares)) fully paid and nonassessable shares of Common Stock of the Company at a purchase price per share equal to the Warrant Price (as defined herein) and otherwise in accordance with the terms hereof. The number and character of such shares of Common Stock and the Warrant Price therefor are subject to adjustment as provided below.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

     (a) The term "Agreement" shall mean the Common Stock and Warrant Purchase Agreement by and among the Company and certain of the Company's investors dated as of the Original Issuance Date.

     (b) The term "Company" shall mean Urogen Corp. and any corporation that shall succeed to or assume the obligations of the Company hereunder.


                                     -C1-

     (c) The term "Control Transaction" shall mean (i) the sale by the Company of all or substantially all of its assets or (ii) any transaction or series of related transactions by the Company (including, without limitation, any reorganization, merger or consolidation) which results in the transfer of at least fifty percent (50%) of the outstanding voting power of the Company; provided, however, that a reorganization, merger or similar transaction shall
--------  -------
not be deemed a Control Transaction if the stockholders of the Company immediately prior to such transaction maintain beneficial ownership and voting control of a majority of the outstanding voting securities of the surviving entity in the same relative proportions as they did prior to such transaction.

     (d) The term "holder" shall mean the holder of this Warrant or any permitted transferee or assignee thereof.

     (e)  The term "Original Issuance Date" shall mean January 21, 2000.

     (f)  The term "Warrant" shall mean this Warrant.

     (g)  The term "Warrant Price" shall mean $0.75 per share.

     (h) The term "Warrant Shares" shall mean the shares of Common Stock or other securities of the Company issuable upon exercise of this Warrant, subject to adjustment hereunder from time to time.

     1.   Initial Exercise Date; Expiration.  This Warrant may be exercised in
          ---------------------------------
full at any time prior to the Expiration Time, and shall expire immediately thereupon. Notwithstanding the foregoing, this Warrant shall expire and no longer be exercisable immediately prior (and subject to) the closing of any Control Transaction. The Company shall provide the holder of this Warrant with at least 15 days prior notice of the occurrence of any event that would constitute a Control Transaction.

     2.   Exercise of Warrant.
          -------------------

          (a) This Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription attached hereto duly executed by such holder, to the Company at its principal office, accompanied by payment in accordance with Section 2(b) hereof, of the aggregate Warrant Price of the Warrant Shares to be purchased hereunder.

          (b) In lieu of payment in cash, payment of the aggregate Warrant Price upon exercise of the Warrant may be made by (i) surrender to the Company of debt or equity securities of the Company having a fair market value equal to the aggregate exercise price of the Warrant Shares being purchased upon such exercise (provided that for purposes of this subparagraph, the fair market value of the Common Stock shall equal the Market Price of the Common Stock as set forth below, and the fair market value of any note or other debt security shall be deemed to be equal to the aggregate outstanding principal amount thereof plus all accrued and unpaid interest thereon) or (ii) delivery of a written notice to the Company that the holder is exercising the Warrant by authorizing the Company to withhold from issuance a number of Warrant Shares


                                     -C2-
issuable upon such exercise of the Warrant which when multiplied by the Market Price (as set forth below) is equal to the aggregate Warrant Price of the Warrant Shares being purchased upon such exercise (and such withheld shares shall no longer be issuable under this Warrant).

          (c) The Market Price of the Company's Common Stock as of a particular date (the "Determination Date") shall be calculated as follows:

               (i) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") National Market System, then the average of the closing or last sale prices, respectively, reported for the twenty (20) business days immediately preceding the Determination Date;

               (ii) If the Company's Common Stock is not traded on an exchange or on the Nasdaq National Market System but is traded in the over-the-counter market, then the average of the means of the closing bid and asked prices reported for the twenty (20) business days immediately preceding the Determination Date;

               (iii) If the Company's Common Stock is not traded on an exchange, on the Nasdaq National Market System or in the over-the-counter market, then the fair market value of the Common Stock as of the day immediately preceding the Determination Date, as determined by the Company's board of directors in good faith.

     3.   When Exercise Effective.  The exercise of this Warrant shall be deemed
          -----------------------
to have been effected immediately prior to the close of business on the business day on which the holder surrenders this Warrant to the Company and satisfies all of the requirements of Section 2, and at such time the person in whose name any certificate for Warrant Shares shall be issuable upon such exercise, as provided in Section 2, shall be deemed to be the record holder of such Warrant Shares for all purposes.

     4.   Delivery on Exercise.  As soon as practicable after the exercise of
          --------------------
this Warrant, the Company at its expense will cause to be issued in the name of and delivered to the holder hereof, or as such holder may direct, a certificate or certificates for the number of fully paid and nonassessable full Warrant Shares as to which such holder shall be entitled on such exercise, together with cash, in lieu of any fraction of a Warrant Share, equal to such fraction of the Market Price of one full share of Common Stock.

     5.   Adjustment of Warrant Price and Number of Warrant Shares.
          --------------------------------------------------------
Notwithstanding anything to the contrary in this Warrant:

          (a)  Adjustments.  The Warrant Price per share shall be subject to
               -----------
adjustment from time to time as follows:

               (i)     Stock Splits and Stock Dividends. If the number of shares
                       --------------------------------
of Common Stock outstanding at any time after the Original Issuance Date is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the date such payment is made or such change is effective, the Warrant

                                     -C3-

Price per share shall be proportionately decreased and the number of Warrant Shares shall be increased in proportion to such increase of outstanding shares. Such adjustment shall become effective at the close of business on the date the dividend, subdivision or split-up becomes effective.

               (ii)    Reverse Stock Splits. If the number of shares of Common
                       --------------------
Stock outstanding at any time after the Original Issuance Date is decreased by a combination of the outstanding shares of Common Stock, then, on the effective date of such combination, the Warrant Price per share shall be proportionately increased and the number of Warrant Shares shall be decreased in proportion to such decrease in outstanding shares. Such adjustment shall become effective at the close of business on the date the combination becomes effective.

               (iii)   Reorganization; Reclassification. Subject to the
                       --------------------------------
expiration provisions of Section 1 hereof, in the case, at any time after the Original Issuance Date, of any capital reorganization, or any reclassification of the stock of the Company (other than as a result of a stock dividend or subdivision, split-up or combination of shares), the consolidation or merger of the Company with or into another person (other than a consolidation or merger in which the Company is the continuing entity and which does not result in any change in the Common Stock), or a sale or transfer of all or substantially all of the Company's assets, this Warrant shall, after such reorganization, reclassification, consolidation, merger or sale, be exercisable for the kind and aggregate number of shares of stock or other securities or property of the Company or other entity to which the Holder would have been entitled if, immediately prior to such reorganization, reclassification, consolidation, merger or sale, such Holder had exercised this Warrant in full (subject to all adjustments under this Section 5). The provisions of this clause (vi) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers or sales.

               (iv) All calculations under this Subsection (a) shall be made to the nearest cent or to the nearest one hundredth (1/100) of a share, as appropriate.

          (b)  Minimal Adjustments. No adjustment in the Warrant Price per share
              -------------------
need be made if such adjustment would result in a change in the Warrant Price per share of less than $0.01. Any adjustment of less than $0.01 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.01 or more in the Warrant Price per share.

     6.   Notice of Adjustments.  Whenever the number of Warrant Shares or the
          ---------------------
Warrant Price per share shall be adjusted pursuant to Section 5 hereof, the Company shall provide notice by first class mail to the holder of this Warrant setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of Warrant Shares and the Warrant Price per share after giving effect to such adjustment.

     7.   No Impairment.  The Company (a) will not increase the par value of any
          -------------
shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will at all times reserve and keep available a number of its authorized shares of


                                     -C4-

Common Stock, free from all preemptive rights therein, which will be sufficient to permit the exercise of this Warrant, and (c) shall take all such action as may be necessary or appropriate in order that all Warrant Shares as may be issued pursuant to the valid exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

     8.   Exchange of Warrants.  Subject to the provisions of Section 9 below,
          --------------------
on surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder may direct, calling in the aggregate on the face thereof for the number of Warrant Shares called for on the face of the Warrant so surrendered.

     9.   Replacement of Warrants.  On receipt by the Company of evidence
          -----------------------
reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     10.  Investment Intent.  The holder hereof, by accepting this Warrant,
          -----------------
covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of the Warrant Shares, such holder will deliver to the Company a written statement that the securities acquired by the holder upon exercise hereof are for the account of the holder for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at any such time) of offering and distributing such securities (or any portion thereof), and make other representations which the Company may reasonably require in order to comply with the restrictions of state and federal securities laws relating to the sale and disposition on "restricted securities," as that term is defined in Rule 144 of the Securities Act.

     11.  Transfer Restrictions.  The holder hereof acknowledges that the
          ---------------------
Warrants and Warrant Shares may not be transferred except in accordance with
Section 5.1 of the Agreement.

     12.  Notices.  All notices referred to in this Warrant shall be in writing
          -------
and shall be delivered personally (including by express courier) or by first class mail, and will be deemed to have been given when so delivered or mailed
(i) to the Company, at its principal executive offices and (ii) to the holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by such holder).

     13.  Miscellaneous.  This Warrant and any term hereof may be changed,
          -------------
waived, discharged or terminated in accordance with Section 7.1 of the Agreement. This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of California. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.


                                     -C5-

                     [This Space Intentionally Left Blank]


                                     -C6-

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and attested by its duly authorized officers and to be dated January 21, 2000.

                                    UROGEN CORP.
                                    By:_________________________________________
                                    Robert E. Sobol, M.D.
                                    President and Chief Executive Officer



                     [Signature Page to Purchase Warrant]

                             FORM OF SUBSCRIPTION

                  (To be signed only on exercise of Warrant)

     TO:  UroGen Corp.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, ____________* shares of Common Stock of UroGen Corp. and herewith:

     (Check one)

     [_]     makes payment of $_________ therefor; or

     [_] surrenders __________ shares of __________ stock of UroGen Corp. or $ __________ of aggregate indebtedness; or

     [_] elects to "net exercise" the Warrant pursuant to Section 2(b)(ii) of the Warrant and authorizes UroGen Corp. to withhold from issuance the appropriate number of Warrant Shares as specified therein.




                                        ________________________________________
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Warrant)




                                         _______________________________________

                                         _______________________________________
                                                  (Address)


Dated:



___________________________

*Insert here the number of shares as to which the Warrant is being exercised.